First Eagle Fund of America	March 1, 2019 (as revised July 1, 2019)

Summary Prospectus

Class A	FEFAX
Class C	FEAMX
Class I	FEAIX
Class Y	FEAFX
Class R3	EARFX
Class R4	EAFRX
Class R5	FERFX
Class R6	FEFRX

Investment Objective

First Eagle Fund of America (“Fund of America”) seeks capital appreciation by investing primarily in domestic stocks and, to a lesser extent, in debt and foreign equity securities.

Fees and Expenses of the Fund of America

The following information describes the fees and expenses you may pay if you buy and hold shares of Fund of America. You may qualify for sales charge discounts if you, together with certain related accounts, invest, or agree to invest in the future, at least $25,000 in Fund of America. Information about these and other discounts is available from your financial professional and in the How to Purchase Shares and Public Offering Price of Class A Shares sections of the Fund’s Prospectus on pages 78 and 85, respectively, and in the appendix to the Fund’s Prospectus titled Intermediary-Specific Front-End Sales Load and Waiver Terms.

	Class A		Class C	Class Y†	Class I	Class R3	Class R4	Class R5	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	5.00		None	None	None	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	1.00	*	1.00	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees**	0.90		0.90	0.90	0.90	0.90	0.90	0.90	0.90

Distribution and Service (12b-1) Fees	0.25		1.00	0.25	None	0.35	0.10	None	None

Other Expenses***	0.17		0.16	0.18	0.12	0.13	0.23	0.23	0.08
Total Annual Operating Expenses (%)	1.32		2.06	1.33	1.02	1.38	1.23	1.13	0.98
Fee Waiver**	-0.05		-0.05	-0.05	-0.05	-0.05	-0.05	-0.05	-0.05
Total Annual Operating Expenses After Fee Waiver (%)	1.27		2.01	1.28	0.97	1.33	1.18	1.08	0.93

†	Closed to new investors.

*	A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

**

0.90% (waived to 0.85%) of the first $2.25 billion of the Fund’s average daily net assets, 0.85% of the next $2.75 billion of average daily net assets, and 0.80% of average daily net assets in excess of $5 billion. The Adviser has contractually agreed to waive its management fee at an annual rate in the amount of 0.05% of the first $2.25 billion of the Fund’s average daily net assets for the period through February 28, 2021.

***	“Other Expenses” shown generally reflect actual expenses for the Fund for the fiscal year ended October 31, 2018 and estimated expenses in the case of newly organized share classes.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, dated March 1, 2019, as may be amended and supplemented, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.feim.com/individual-investors/fund/fund-america. You can also get this information at no additional cost by calling 800.334.2143 or by sending an e-mail request to info@firsteaglefunds.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.feim.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly or, if you are a direct investor, by calling 800.334.2143 or by visiting www.Fundreports.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Fund, you can call 800.334.2143 or visit www.Fundreports.com. Your election to receive reports in paper will apply to all funds held with First Eagle or your financial intermediary.

First Eagle Fund of America

Example

The following example is intended to help you compare the cost of investing in Fund of America with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same. Please keep in mind your actual costs may be higher or lower.

Share Status	1 Year	3 Years	5 Years	10 Years
Class A
Sold or Held	$623	$893	$1,183	$2,007
Class C (shares have a one year contingent deferred sales charge)
Sold	$304	$641	$1,104	$2,386

Held	$204	$641	$1,104	$2,386
Class Y
Sold or Held	$130	$416	$724	$1,597
Class I
Sold or Held	$99	$320	$558	$1,243
Class R3
Sold or Held	$135	$432	$750	$1,653
Class R4
Sold or Held	$120	$385	$671	$1,484
Class R5
Sold or Held	$110	$354	$617	$1,370
Class R6
Sold or Held	$95	$307	$537	$1,197

Portfolio Turnover Rate

Fund of America pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60.29% of the average value of its portfolio.

Principal Investment Strategies

To achieve its objective of capital appreciation, Fund of America will primarily invest in domestic stocks and, to a lesser extent, debt and foreign equity instruments. Normally, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) are invested in domestic equity and debt instruments. The Fund “counts” derivative positions on these instruments for purposes of this 80% allocation, and in doing so, values each position at the price at which it is held on the Fund’s books (generally market price). Equity securities include common stocks, preferred stocks, convertible securities and warrants. The Fund may also invest in repurchase agreements and derivatives.

Derivatives include investing in options, futures and swaps and related products. Specifically, the Fund may enter into interest rate, credit default, currency, equity, fixed income and index swaps and the purchase or sale of related caps, floors and collars.

In addition, the Fund may enter into options on securities and on stock indices to limit the Fund’s investment risk and augment its investment return. Further, the Fund may write “covered” call options on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. The Fund also may write call options on broadly based stock and bond market indices if at the time of writing it holds a portfolio of stocks or bonds listed on such index. Finally, the Fund may utilize futures contracts and options on futures on securities exchanges or in the over-the-counter market.

The Fund may enter into certain types of repurchase agreements, primarily as a cash management strategy.

The investment philosophy and strategy of Fund of America can be broadly characterized as a bottom-up, event-driven approach to choose securities that the Fund believes are undervalued and should perform well. In a bottom-up approach, companies and securities are researched and chosen individually. In an event-driven approach, one looks for companies that appear to be undervalued in relation to their potential value in light of positive corporate changes. Signals of corporate change can be management changes, large share repurchases, potential acquisitions or mergers. If changes are successful, these companies should realize a rise in the stock price. Fund of America invests in the securities of companies that it believes are undervalued relative to their overall financial and managerial strength. Investment decisions for the Fund are made without regard to the capitalization (size) of the companies in which it invests. The Fund may invest in any size company, including large, medium and smaller companies. The Fund may invest in debt securities generally without regard to their credit rating or time to maturity. However, the Fund has no current intention of investing more than 5% of its net assets in high yield bonds.

Principal Investment Risks

As with any mutual fund investment, you may lose money by investing in Fund of America. The likelihood of loss may be greater if you invest for a shorter period of time. An investment in the Fund is not intended to be a complete investment program.

Principal risks of investing in Fund of America, which could adversely affect its net asset value and total return, are:

Summary Prospectus | March 1, 2019
(as revised July 1, 2019)

•

Market Risk — The value of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which Fund of America invests, as well as economic, political, or social events in the United States or abroad.

•

Event-Driven Style Risk — The event-driven investment style carries the additional risk that the event anticipated occurs later than expected, does not occur at all, or does not have the desired effect on the market price of the securities.

•

Diversification Risk — The Fund is a non-diversified mutual fund, and as a result, an investment in Fund of America may expose your money to greater risks than if you invest in a diversified fund. Fund of America will invest in a limited number of companies and industries, therefore gains or losses in a particular security may have a greater impact on their share price.

•

Credit and Interest Rate Risk — The value of the Fund’s portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. The Fund may invest in debt instruments that are below investment grade, commonly known as junk bonds, which are considered speculative, and carry a higher risk of default. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations.

•

Small and Medium-Size Company Risk — The Fund may invest in small and medium-size companies, the securities of which can be more volatile in price than those of larger companies. Positions in smaller companies, especially when the Fund is a large holder of a small company’s securities, also may be more difficult or expensive to trade. The Fund considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion.

•

Repurchase Agreements Risk — The Fund may enter into certain types of repurchase agreements, primarily as a cash management strategy. If the seller fails to repurchase the security and the market value declines, Fund of America may lose money.

•

Options Risk — The Fund may engage in various options transactions in which the Fund seeks to limit investment risk or increase investment returns by purchasing the right to buy or sell, or by selling the obligation to buy or sell, a security at a set price in the future. The Fund pays a premium when buying options and receives a premium when selling options. When trading options, the Fund may incur losses or forego otherwise realizable gains if market prices do not move as expected.

•

Foreign Investment Risk — The Fund may invest in foreign investments. Foreign investments are susceptible to less politically, economically and socially stable environments, foreign currency and exchange rate changes, and adverse changes to government regulations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

For more information on the risks of investing in Fund of America, please see the More Information about the Funds’ Investments section of the Fund’s Prospectus.

Investment Results

The following information provides an indication of the risks of investing in Fund of America by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. As with all mutual funds, past performance is not an indication of future performance (before or after taxes).

After-tax returns are calculated using the highest individual federal income tax rate for each year, and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your individual tax situation. After-tax returns are not relevant to investors in tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

Updated performance information is available at www.feim.com/individual-investors/fund/fund-america or by calling 800.334.2143.

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be lower.

Calendar Year Total Returns—Class Y

Best Quarter*		Worst Quarter*
Second Quarter 2009	13.03%	Fourth Quarter 2018	-21.67%

*	For the period presented in the bar chart above.

First Eagle Fund of America	Summary Prospectus | March 1, 2019 (as revised July 1, 2019)

The following table discloses after-tax returns only for Class Y shares.

After-tax returns for Class C, Class A, Class I, Class R3, Class R4, Class R5 and Class R6 shares will vary. While no or only partial information is shown for Class R3, Class R4, Class R5 and Class R6 shares (because they have no or partial performance as of December 31, 2018), annual returns for Class R3, Class R4, Class R5 and Class R6 shares would have been substantially similar to those shown here. Class R3, Class R4, Class R5 and Class R6 shares are invested in the same portfolio of securities and the annual returns differ only to the extent that Class R3, Class R4, Class R5 and Class R6 shares do not have the same expenses as the classes for which more extended performance is shown. Comparative expense information is in the Fees and Expenses table.

Average Annual Total Returns as of December 31, 2018

	1 Year	5 Years	10 Years	Class I Inception (3/8/13)	Class R3 Inception (5/1/18)	Class R6 Inception (3/1/17)
First Eagle Fund of America
Class Y Shares

Return Before Taxes	-23.85%	-0.66%	8.81%	—	—	—

Return After Taxes on Distributions	-27.35%	-2.78%	7.43%	—	—	—

Return After Taxes on Distributions and Sales of Fund Shares	-11.41%	-0.30%	7.30%	—	—	—
Class C Shares
Return Before Taxes	-24.96%	-1.40%	8.01%	—	—	—
Class A Shares
Return Before Taxes	-27.65%	-1.68%	8.26%	—	—	—
Class I Shares
Return Before Taxes	-23.61%	-0.37%	—	3.14%	—	—
Class R3 Shares
Return Before Taxes	—	—	—	—	-21.17%	—
Class R6 Shares
Return Before Taxes	-23.55%	—	—	—	—	-7.67%
Standard & Poor’s 500 Index	-4.38%	8.49%	13.12%	10.84%	-4.27%	4.51%

Our Management Team

First Eagle Investment Management, LLC serves as Fund of America’s Adviser.

Portfolio Managers Harold Levy, Eric Stone and Lukasz Thieme of Iridian Asset Management LLC, a subadviser retained by First Eagle Investment Management, LLC, have responsibility for the day-to-day management of Fund of America and are assisted by their colleague Portfolio Manager David Cohen. Messrs. Levy and Cohen have served as Portfolio Managers of the Fund since the Fund’s inception in April 1987 and since 1989, respectively. Mr. Stone has served as a Portfolio Manager since March 2014 and Mr. Thieme has served as a Portfolio Manager since March 2018.

How to Purchase and Redeem Shares

The minimum initial investment amount generally required for Fund of America is $2,500 for Classes A, C, and Y and $1 million for Class I. There is no minimum initial investment for Class R3, Class R4, Class R5 and Class R6. See the About Your Investment—How to Purchase Shares section of the Fund’s Prospectus for more information. Class Y shares are closed to new investors subject to the limited exceptions described in the About Your Investment—Fund of America Class Y Shares (closed to new investors) section.

You may purchase Fund shares on any business day at their public offering price next computed after proper receipt of the order. You may redeem or exchange Fund shares on any business day at their net asset value next computed after proper receipt of the order. Transaction orders may be submitted via telephone, through your authorized dealer or through the Fund’s transfer agent, DST Systems, Inc. Shares held in the dealer’s “street name” must be redeemed or exchanged through the dealer. See the Once You Become a Shareholder section of the Fund’s Prospectus for more information.

Send all shareholder inquiries and requests for other information or transactions to:

Regular Mail: First Eagle Funds P.O. Box 219324 Kansas City, MO 64121-9324	Overnight Mail: First Eagle Funds c/o DST Systems, Inc. 330 West 9th Street Kansas City, MO 64105-1807

Tax Information

It is the Fund’s policy to make periodic distributions of net investment income and net realized capital gains, if any. Unless you elect otherwise, your ordinary income dividends and capital gain distributions will be reinvested in additional shares of the same share class of the Fund at net asset value calculated as of the payment date. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan or an individual retirement account. Amounts withdrawn from a tax-deferred account may be subject to tax, including a penalty on pre-retirement distributions that are not properly rolled over to other tax-deferred accounts. See the Information on Dividends, Distributions and Taxes section of the Fund’s Prospectus for more information.

Payments to Broker-Dealers and Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information. See the About Your Investment—Distribution and/or Shareholder Services Expenses section of the Fund’s Prospectus for more information.